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                                                                    EXHIBIT 10.6

                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                                       and
                    FIFTH AMENDMENT TO LETTER LOAN AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT and FIFTH AMENDMENT TO LETTER LOAN AGREEMENT (the "Amendment"), dated as of October 12, 1999, is among HORIZON HEALTH CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), each of the banks or other lending institutions which is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as Texas Commerce Bank National Association, individually as a Bank and as agent for itself and the other Banks under the hereinafter defined Credit Agreement (in its capacity as agent, together with its successors in such capacity, the "Agent") and in its individual capacity as a lender under the hereinafter defined Term Loan Agreement (in such capacity, "Chase"), NORTH CENTRAL DEVELOPMENT AUTHORITY ("North Central") and the other Obligated Parties (as defined in the Credit Agreement).

                                    RECITALS:

         WHEREAS, Borrower, the Banks and Agent have entered into that certain Credit Agreement dated as of December 9, 1997 (as amended by that certain letter agreement dated as of June 30, 1998, that certain Second Amendment to Credit Agreement and Third Amendment to Letter Loan Agreement (the "Second Amendment") dated as of September 30, 1998 and that certain Third Amendment to Credit Agreement and Fourth Amendment to Letter Loan Agreement (the "Third Amendment") dated as of November 6, 1998 herein the "Credit Agreement").

         WHEREAS, Borrower, certain Subsidiaries of Borrower, North Central and Chase have entered into that certain Letter Loan Agreement dated as of December 20, 1995 (as amended by that certain First Amendment to Letter Loan Agreement and Note Modification Agreement dated as of December 9, 1997, that certain letter agreement dated as of June 30, 1998, the Second Amendment and the Third Amendment, herein the "Term Loan Agreement")

         WHEREAS, Borrower, the Obligated Parties, North Central, the Banks, Agent and Chase now desire to further amend the Credit Agreement and the Term Loan Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   Definitions

         Section 1.13 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement and Term Loan Agreement, as amended hereby.

                                    ARTICLE 2

                                   Amendments

         Section 1.14 Amendment to Section 10.4. Effective as of the date hereof, Section 10.4 of the Credit Agreement and the similar provision incorporated into the Term Loan


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Agreement pursuant to Section 6.01 of the Term Loan Agreement are amended in their entirety as follows:

                  Section 10.4 Restrictions on Dividends and other Distributions. The Borrower will not and will not permit any Subsidiary to directly or indirectly declare, order, pay, make or set apart any sum for (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock (or other equity interest) of the Borrower or any Subsidiary now or hereafter outstanding; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock (or other equity interest) of the Borrower or any Subsidiary now or hereafter outstanding; or (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire shares of any class of stock (or other equity interest) of the Borrower or any Subsidiary now or hereafter outstanding; except that (i) Subsidiaries (other than Borrower) may make, declare and pay dividends and make other distributions with respect to their capital stock (or other equity interest) to Borrower or the other Subsidiaries, (ii) the Borrower may redeem or repurchase shares of its stock issued to employees and directors in connection with the exercise by such Person of stock options granted to such Person under the Borrower?s stock option plans; provided that no Default exists or would result therefrom and the Dollar amount of such repurchases in any individual case shall not exceed an amount equal to the exercise price pay by such Person to exercise the option in question plus all United States federal withholding taxes arising as a result of such exercise, (iii) this
         Section 10.4 shall not prohibit the transactions permitted by clauses
         (a), (j) or (m) of Section 10.5, and (iv) from September 30, 1998 through and including November 30, 1999, the Borrower may redeem or repurchase shares of its capital stock; provided that the aggregate amount paid by Borrower in connection with such redemptions and repurchases during such period does not exceed Nine Million Dollars ($9,000,000) and no Default exists or would result therefrom.

                                    ARTICLE 3

                                  Miscellaneous

         Section 1.15 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and Term Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and Term Loan Agreement and the other Transaction Documents are ratified and confirmed and shall continue in full force and effect. The Loan Parties and the Lenders agree that the Credit Agreement and Term Loan Agreement as amended hereby and the other Transaction Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 1.16 Reference to Credit Agreement and Term Loan Agreement. Each of the Transaction Documents, including the Credit Agreement and Term Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement or Term Loan Agreement as amended hereby, are hereby amended so that any reference in such Transaction Documents to the Credit Agreement or Term Loan Agreement shall mean a reference to the Credit Agreement and Term Loan Agreement as amended hereby.


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         Section 1.17 Expenses of Agent. As provided in the Credit Agreement and the Term Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment.

         Section 1.18 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 1.19 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         Section 1.20 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Loan Parties, the Lenders and their respective successors and assigns, except the Loan Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Lenders.

         Section 1.21 Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 1.22 Effect of Waiver. No consent or waiver, express or implied, by any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 1.23 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 1.24 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.

                                    LENDERS:

                                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Agent and in its individual capacity as a Lender under the Credit Agreement and the Term Loan Agreement


                                    By:
                                        ----------------------------------------
                                            Joanne Bramanti, Vice President


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                                    BANK OF AMERICA, N.A.


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


                                    COMERICA BANK-TEXAS


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND," NEW YORK BRANCH


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


                                    BANQUE PARIBAS, HOUSTON AGENCY


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


LOAN PARTIES

HORIZON HEALTH CORPORATION
HORIZON MENTAL HEALTH MANAGEMENT, INC.
MENTAL HEALTH OUTCOMES, INC.
GERIATRIC MEDICAL CARE, INC.
SPECIALTY REHAB MANAGEMENT, INC.
ACORN BEHAVIORAL HEALTHCARE MANAGEMENT CORPORATION
HHMC PARTNERS, INC.
HORIZON BEHAVIORAL SERVICES, INC.
FLORIDA PSYCHIATRIC ASSOCIATES, INC.
FLORIDA PSYCHIATRIC MANAGEMENT, INC.
FPMBH OF TEXAS, INC.
CHOICEHEALTH, INC.
RESOURCES IN EMPLOYEE ASSISTANCE AND CORPORATE HEALTH, INC.


By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------


NORTH CENTRAL DEVELOPMENT COMPANY


By:
   ----------------------------------------
         John T. Amend, President